UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 9, 2010

TetriDyn Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	65-0008012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1651 Alvin Ricken Drive
Pocatello, ID		83201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(208) 232-4200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

On June 9, 2010, TetriDyn Solutions, Inc., issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

99	Miscellaneous
99.01	Press release dated June 9, 2010	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRIDYN SOLUTIONS, INC.

Dated: June 9, 2010	By:	/s/ David W. Hempstead
David W. Hempstead, President